Exhibit 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 of THE SARBANES-OXLEY ACT of 2002



         To my knowledge, this Annual Report on Form 10-K for the fiscal year ended December 28, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly represents, in all material respects, the financial condition and results of operations of Tasty Baking Company.



                                              By:      /s/ Charles P. Pizzi
                                              -----------------------------
                                                       Charles P. Pizzi
                                                       President and
                                                       Chief Executive officer